                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)        January 21, 2005
                                                --------------------------------

                           MACC PRIVATE EQUITIES INC.
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             (Exact Name of Registrant as Specified in Its Charter)

          DELAWARE                       0-24412                 42-1421406
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(State or Other Jurisdiction           (Commission              (IRS Employer
      of Incorporation)                File Number)          Identification No.)

15 West South Temple Street, Suite 520, Salt Lake City, Utah         84101
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         (Address of Principal Executive Offices)                  (Zip Code)

                                 (801) 524-8939
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| |  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

| |  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

| |  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

| |  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

     Item 8.01 Other Events.

     Based upon the Registrant's independent auditor's report made in connection with the Registrant's annual report filed on Form 10-K on January 13, 2005, the
Registrant issued a press release on January 21, 2005.

     A copy of the press release has been filed with this Current Report on Form
8-K as Exhibit 99.1, and is incorporated herein by reference.

     Item 9.01. Financial Statements and Exhibits.

     (c)  Exhibits

          99.1 Press Release dated January 21, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: January 21, 2005

                                       MACC PRIVATE EQUITIES INC.

                                       By:  /s/ Kent I. Madsen
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                                          Kent I. Madsen
                                          President and Secretary

                                  Exhibit Index

Exhibit
Number            Description

99.1              Press Release dated January 21, 2005